Exhibit (h)(1)
John Hancock Tax-Advantaged Global Shareholder Yield Fund
[     ] Common Shares of Beneficial Interest
Par Value $.01 Per Share
UNDERWRITING AGREEMENT
September [     ], 2007

UNDERWRITING AGREEMENT
September [    ], 2007
UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
     as Representatives (the “Representatives”)
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026
Ladies and Gentlemen:
          John Hancock Tax-Advantaged Global Shareholder Yield Fund, an unincorporated business trust established under the laws of The Commonwealth of Massachusetts (the “Fund”), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the “Underwriters”) an aggregate of [     ] common shares of beneficial interest (the “Firm Shares”), par value $.01 per share (the “Common Shares”), of the Fund. In addition, solely for the purpose of covering over-allotments, the Fund proposes to grant to the Underwriters the option to purchase from the Fund up to an additional [     ] Common Shares (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is defined below. UBS Securities LLC (“UBS Securities” or the “Managing Representative”) will act as managing representative for the Underwriters in connection with the issuance and sale of the Shares.
          The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the “Securities Act”), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Investment Company Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File Nos. 333-142307 and 811-22056), including a prospectus and a statement of additional information, relating to the Shares. In addition, the Fund has filed a Notification of Registration on Form N-8A (the “Notification”) pursuant to Section 8 of the Investment Company Act.
     Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in such registration statement, or amendment thereof, before it became effective under the Securities Act and any prospectus (including the statement of additional information incorporated therein by reference) filed with the Commission by the Fund with the consent of the Managing Representative on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.
     Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated by reference therein, (ii) any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Securities Act and deemed to be part of the registration statement at the Effective Time pursuant to Rule 430A under the Securities Act, and (iii) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act.
     Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Shares.
     “Pricing Prospectus” means the Preliminary Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to you for use by the Underwriters and by dealers in connection with the offering of the Shares, including any supplemental information constituting a prospectus under Section 10(b) of the Securities Act pursuant to, and filed under, Rule 482 under the Securities Act from and after the date of such Preliminary Prospectus through and immediately prior to the Applicable Time (as defined below), and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined herein below).
     “Pricing Information” means the information relating to (i) the number of Shares issued and (ii) the offering price of the Shares included on the cover page of the Prospectus dependent upon such information.

     “Disclosure Package” means the Pricing Prospectus taken together with the Pricing Information.
     “Sales Materials” means those advertising materials, sales literature or other promotional materials or documents, if any, constituting an advertisement pursuant to Rule 482 under the Securities Act authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Adviser (as defined below) or any representative thereof for use in connection with the public offering or sale of the Shares; provided, however, that Sales Materials do not include any slides, tapes or other materials or documents that constitute a “written communication” (as defined in Rule 405 under the Securities Act) used in connection with a “road show” or a “bona fide electronic road show” (each as defined in Rule 433 under the Securities Act) related to the offering of Shares contemplated hereby (collectively, “Road Show Materials”).
     “Applicable Time” means the time as of which this Underwriting Agreement was entered into, which shall be 5:00 P.M. (New York City time) on the date of this Underwriting Agreement (or such other time as is agreed to by the Fund and the Managing Representative on behalf of the Underwriters).
     The Fund has prepared and filed, in accordance with Section 12 of Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), a registration statement (as amended, the “Exchange Act Registration Statement”) on Form 8-A (File No. 001-33577) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the class of securities consisting of the Common Shares.
          John Hancock Advisers, LLC, a Delaware limited liability company (“John Hancock Advisers” or the “Investment Adviser”) will act as the Fund’s investment adviser and administrator pursuant to an Investment Advisory Agreement by and between the Fund and the Investment Adviser, dated as of [     ], 2007 (the “Investment Advisory Agreement”). Epoch Investment Partners, Inc., a Delaware corporation (“Epoch”) will act as the Fund’s investment sub-adviser pursuant to an Investment Sub-Advisory Agreement between the Investment Adviser and Epoch dated as of [     ], 2007 (the “Epoch Sub-Advisory Agreement”). Analytic Investors, Inc., a California corporation (“Analytic,” together with Epoch the “Sub-Advisers” and together with the Investment Adviser and Epoch the “Advisers”) will act as the Fund’s investment sub-adviser pursuant to an Investment Sub-Advisory Agreement between the Investment Adviser and Analytic dated as of [     ], 2007 (the “Analytic Sub-Advisory Agreement” and together with the Epoch Sub-Advisory Agreements the “Sub-Advisory Agreements”). The Bank of New York will act as the custodian (the “Custodian”) of the Fund’s cash and portfolio assets pursuant to a Custody Agreement, dated as of [     ], 2007 (the “Custody Agreement”). Mellon Investor Services will act as the Fund’s transfer agent and dividend disbursing agent (the “Transfer Agent”) pursuant to a Transfer Agency Agreement, dated as of [     ], 2007 (the “Transfer Agency Agreement”). The Fund and the Investment Adviser have entered into an Organizational and Expense Reimbursement Agreement, dated as of [     ], 2007 (the “Organizational and Expense Reimbursement Agreement”).] The Investment Adviser and UBS Securities have entered into a Structuring Fee Agreement, dated as of [   ], 2007

     (the “Structuring Fee Agreement”). The Investment Adviser has entered into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated as of [     ], 2007 (the “Additional Compensation Agreement”). The Fund and the Investment Adviser have entered into a Subscription Agreement dated as of [     ], 2007 (the “Subscription Agreement”). In addition, the Fund has adopted a dividend reinvestment plan (the “Dividend Reinvestment Plan”) pursuant to which holders of Shares may have their dividends automatically reinvested in additional Common Shares of the Fund unless they elect to receive such dividends in cash.
     As used in this Underwriting Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Underwriting Agreement, shall in each case refer to this Underwriting Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Underwriting Agreement. The term “or,” as used herein, is not exclusive.
     The Fund, the Investment Adviser, each of the Sub-Advisers and the Underwriters agree as follows:
1.	Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $19.10 per Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the Effective Time as is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.
     In addition, the Fund hereby grants to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Fund, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per Share to be paid by the Underwriters to the Fund for the Firm Shares. This option may be exercised by the Managing Representative on behalf of the several Underwriters at any time and from time to time on or before the forty-fifth (45th) day following the date hereof, by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Additional Shares Closing Time”); provided, however, that the Additional Shares Closing Time shall not be earlier than the Firm Shares Closing Time (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional shares).
2.	Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, or such other time as is mutually agreed upon by the parties, on the third business day following the date of this Underwriting Agreement (unless another date or time shall be agreed to by the Managing Representative on behalf of the Underwriters and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Firm Shares Closing Time.” Certificates for the Firm Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify on the second business day preceding the Firm Shares Closing Time. For the purpose of expediting the checking of the certificates for the Firm Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Firm Shares Closing Time.
     Payment of the purchase price for the Additional Shares shall be made at the Additional Shares Closing Time in the same manner and at the same office as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to the Representatives in definitive form in such names and in such denominations as the Representatives shall specify no later than the second business day preceding the Additional Shares Closing Time. For the purpose of expediting the checking of the certificates for the Additional Shares by the Representatives, the Fund agrees to make such certificates available to the Representatives for such purpose at least one full business day preceding the Additional Shares Closing Time. The Firm Shares Closing Time and the Additional Shares Closing Time are sometimes referred to herein as the “Closing Times.”
3.	Representations and Warranties of the Fund, the Investment Adviser, and the Sub-Advisers. Each of the Fund, the Investment Adviser, and each of the Sub-Advisers jointly and severally represents and warrants to each Underwriter as of the date of this Underwriting Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:

(a)	(i) (A) the Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Shares; (B) no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Sales Materials or of the Prospectus or the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been instituted or, to the Fund’s knowledge, are contemplated by the Commission; and (C) the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

(ii) (A) the Registration Statement complied at the Effective Time, complies as of the date hereof and, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares Closing Time, if any, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Securities Act and the Investment Company Act; (B) each Preliminary Prospectus and the Prospectus complied, at the time it was filed with the Commission, and the Prospectus complies as of the date hereof and, as amended or supplemented, at the Firm Shares Closing Time, each Additional Shares Closing Time, if any, and at all times during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares, will comply, in all material respects with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act) and the Investment Company Act; and (C) each of the Sales Materials complied, at the time it was first used in connection with the public offering of the Shares, and complies as of the date hereof, in all material respects with the requirements of the Securities Act (including, without limitation, Rule 482 thereunder), the Investment Company Act and the applicable rules and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”);

(iii) (A)(1) the Registration Statement as of the Effective Time did not, (2) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission) as of the date hereof does not, and (3) the Registration Statement (including any post-effective amendment thereto declared or deemed to be effective by the Commission), as of the Firm Shares Closing Time and each Additional Shares Closing Time, if any, will not, in each case, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) at no time during the period that begins as of the Applicable Time and ends at the Firm Shares Closing Time did or will the Disclosure Package include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (C) at no time during the period that begins at the time each of the Sales Materials was first used in connection with the public offering of the Shares and ends at the Applicable Time did any of the Sales Materials include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (D) at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the latest of the Firm Shares Closing Time, the latest Additional Shares Closing Time, if any, and the end of the period during which a prospectus is required by the Securities Act to be delivered in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the Fund, the Investment Adviser or the Sub-Advisers makes any representation or warranty with respect to any statement contained in the Registration Statement, the Disclosure Package or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through the Managing Representative to the Fund expressly for use in the Registration Statement, the Disclosure Package or the Prospectus as described in Section 9(f) hereof;

(b)	The Fund has been duly formed, is validly existing as an unincorporated business trust established under the laws of The Commonwealth of Massachusetts, with full power and authority to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so licensed and qualified, either alone or in the aggregate, would not result in a Material Adverse Effect (as defined below in Section 3(n)); and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Pricing Prospectus and the Prospectus, except such licenses, permits, consents, orders, approvals and other authorizations of the Fund which the failure to obtain, either alone or in the aggregate, would not result in a Material Adverse Effect. The Fund has no subsidiaries.

(c)	The capitalization of the Fund is as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus. The Shares conform in all material respects to the description of them in the Pricing Prospectus and the Prospectus. All the outstanding Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement, the Pricing Prospectus and the Prospectus). The Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and, when issued and delivered to the Underwriters, will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement, the Pricing Prospectus and the Prospectus). No person is entitled to any preemptive or other similar rights with respect to the Shares.

(d)	The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and, subject to the filing of a final amendment to the Registration Statement, or any required filing under Rule 497 of the Securities Act (a “Final Amendment”), if not already filed, all action under the Securities Act and the Investment Company Act, as the case may be, necessary under the federal securities laws on the part of the Fund to make the public offering and consummate the sale of the Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

(e)	The Fund has full power and authority to enter into each of this Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Organizational and Expense Reimbursement Agreement, the Subscription Agreement and the Dividend Reinvestment Plan (collectively, the “Fund Agreements”) and to perform all of the terms and provisions hereof and thereof to be carried out by it, and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the “Advisers Act”), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(f)	None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Shares as contemplated by this Underwriting Agreement and (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, (x) the Agreement and Declaration of Trust or the By-laws of the Fund, (y) any agreement or instrument to which the Fund is a party or by which the Fund is bound, or (z) any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or “blue sky” laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(g)	The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except for such breaches or defaults that do not, either alone or in the aggregate, have a Material Adverse Effect (as defined below in Section 3(n)).

(h)	No person has any right to the registration of any securities of the Fund because of the filing of the registration statement.

(i)	No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Fund prior to the Closing Times for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Securities Act, the Investment Company Act or the Advisers Act and (ii) may be required by the NYSE or under state securities or “blue sky” laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(j)	The Shares are duly authorized for listing, subject to official notice of issuance, on the NYSE, and the Exchange Act Registration Statement has become effective.

(k)	PricewaterhouseCoopers LLP, whose report appears in the Prospectus, is an independent registered public accounting firm with respect to the Fund as required by the Securities Act and the Investment Company Act.

(l)	The statement of assets and liabilities included in the Registration Statement, the Pricing Prospectus and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

(m)	The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

(n)	Since the date as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of the Fund’s capital shares.

(o)	There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (i) if determined adversely would result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might have a Material Adverse Effect on the properties or assets of the Fund or (ii) is of a character required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

(p)	Except for stabilization transactions conducted by the Underwriters, and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Pricing Prospectus or the Prospectus, the Fund has not taken and will not take, directly or indirectly, any action designed or which might be reasonably expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(q)	The Fund intends to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of

Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

(r)	The Fund has not distributed and, prior to the later to occur of the (i) date of the last Closing Time and (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the public offering or sale of the Shares other than the Registration Statement, the Disclosure Package, the Sales Materials and the Prospectus.

(s)	There are no Sales Materials other than the broker-only guide that was filed with the NASD, Inc. (now known as FINRA) on July 12, 2007 and the definitive client brochure that was filed with the NASD, Inc. (now known as FINRA) on July 18, 2007; and no Road Show Materials authorized or prepared by the Fund or authorized or prepared on behalf of the Fund by the Investment Adviser, Epoch, Analytic or any representative thereof for use in connection with the public offering or sale of the Shares contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein, in light of the circumstances under which they were made, or necessary in order to make the statements therein not misleading.

(t)	Except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, no trustee of the Fund is (A) an “interested person” (as defined in the Investment Company Act) of the Fund or (B) an “affiliated person” (as defined in the Investment Company Act) of any Underwriter. For purposes of this Section 3(t), the Fund, the Investment Adviser and the Sub-Advisers shall be entitled to rely on representations from such officers and trustees.

(u)	The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the Investment Company Act) by the Fund, including policies and procedures that provide oversight of compliance for each investment adviser (which may include certain administrative functions performed by such investment adviser) and transfer agent of the Fund.

(v)	Any statistical, demographic or market-related data included in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Sales Materials or the Road Show Materials are based on or derived from sources that the Fund believes to be reliable and accurate in all material respects and all such data included in the Registration Statement, the Preliminary Prospectus, the Prospectus, the Sales Materials or the Road Show Materials accurately reflects the materials upon which it is based or from which it was derived at the time such materials were created.

In addition, any certificate signed by any officer of the Fund or any Adviser with respect to the Fund and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or such Adviser, as the case may be, to each Underwriter as to the matters covered thereby.
4.	Representations and Warranties of the Investment Adviser and the Sub-Advisers. Each of the Investment Adviser, and each Sub-Adviser (each of which may be referred to herein as an “Adviser”) represents, severally as to itself only and not jointly or as to any other party, to each Underwriter as of the date of this Underwriting Agreement, as of the Firm Shares Closing Time and as of each Additional Shares Closing Time, if any, as follows:
(a)	Such Adviser has been duly formed, is validly existing as a limited liability company under the laws of the State of Delaware, in the case of the Investment Adviser, is validly existing as a corporation under the laws of the State of Delaware in the case of Epoch or is validly existing as a corporation under the laws of the State of California in the case of Analytic, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and, in the case of the Investment Adviser, to enter into and perform its obligations under this Underwriting Agreement, the Investment Advisory Agreement, the Sub-Advisory Agreements, the Organizational and Expense Reimbursement Agreement, the Structuring Fee Agreement, the Additional Compensation Agreement and the Subscription Agreement, to which the Investment Adviser is a party (collectively, the “Investment Adviser Agreements”), and, in the case of Epoch, to enter into and perform its obligations under this Underwriting Agreement and the Epoch Sub-Advisory Agreement, to which Epoch is a party (collectively, the “Epoch Sub-Adviser Agreements”), and, in the case of Analytic, to enter into and perform its obligations under this Underwriting Agreement and the Analytic Sub-Advisory Agreement, to which Analytic is a party (collectively, the “Analytic Sub-Adviser Agreements” and, together with the Investment Adviser Agreements and the Epoch Sub-Adviser Agreements, the “Advisers Agreements”), and such Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Investment Adviser Agreements, in the case of the Investment Adviser, the Epoch Sub-Adviser Agreements, in the case of Epoch, and the Analytic Sub-Adviser Agreements, in the case of Analytic, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on such Adviser’s ability to provide services to the Fund; and such Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to perform its obligations under the Investment

Adviser Agreements, in the case of the Investment Adviser, the Epoch Sub-Adviser Agreements, in the case of Epoch, and the Analytic Sub-Adviser Agreements, in the case of Analytic.

(b)	Such Adviser is (i) registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Epoch Sub-Advisory Agreement and the Analytic Sub-Advisory Agreement, as the case may be, and the Registration Statement, the Pricing Prospectus and the Prospectus.

(c)	Each of the Advisers Agreements has been duly and validly authorized, executed and delivered by such Adviser; none of the Advisers Agreements violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Adviser Agreements constitutes a legal, valid and binding obligation of such Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

(d)	Neither (i) the execution and delivery by such Adviser of any of the Adviser Agreements nor (ii) the consummation by such Adviser of the transactions contemplated by, or the performance of its obligations under any of the Adviser Agreements conflicts or will conflict with, or results or will result in a breach of, (x) the Limited Liability Company Operating Agreement, in the case of the Investment Adviser, the Articles of Incorporation, in the case of Epoch, the Articles of Incorporation, in the case of Analytic, or By-Laws of any such Adviser, (y) any agreement or instrument to which such Adviser is a party or by which such Adviser is bound (which conflict or breach, either individually or in the aggregate, would have a Material Adverse Effect upon such Adviser, or (z) any law, rule or regulation, or any order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to such Adviser.

(e)	No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by an Adviser on or prior to the Firm Shares Closing Time or any Additional Shares Closing Time for the consummation of the transactions contemplated in, or the performance by such Adviser of its obligations under, any of the Adviser Agreements, as the case may be, except such as (i) have been obtained under the Securities

Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the NYSE or under state securities or “blue sky” laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to this Underwriting Agreement.

(f)	The description of such Adviser and its business and the statements attributable to such Adviser in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material resects with the requirements of the Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Pricing Prospectus and the Prospectus in light of the circumstances in which they were made) not misleading.

(g)	Except as otherwise disclosed, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of such Adviser, threatened against or affecting such Adviser of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus or that could reasonably be expected to result in a Material Adverse Effect upon such Adviser.

(h)	Except for stabilization activities conducted by the Underwriters and except for tender offers, Share repurchases and the issuance or purchase of Shares pursuant to the Dividend Reinvestment Plan effected following the date on which the distribution of the Shares is completed in accordance with the policies of the Fund as set forth in the Pricing Prospectus and the Prospectus, such Adviser has not taken and will not take, directly or indirectly, any action designed, or which might reasonably be expected to cause or result in, or which will constitute, stabilization or manipulation of the price of the Shares in violation of applicable federal securities laws.

(i)	In the event that the Fund or such Adviser has made available any Road Show Materials or promotional materials (other than the Sales Materials) by means of an Internet web site or similar electronic means such as to constitute a bona fide electronic road show, such Adviser has installed and maintained pre-qualification and password-protection or similar procedures which are designed and reasonably expected to effectively prohibit access to such Road Show Materials or promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

(j)	Such Adviser has adopted and implemented written policies and procedures under Rule 206(4)-7 of the Advisers Act reasonably designed to prevent violation of the Advisers Act and the Advisers Act Rules by such Adviser and its supervised persons.

In addition, any certificate signed by any officer of any such Adviser and delivered to the Representatives or to counsel for the Underwriters in connection with the offering of the Shares shall be deemed a representation and warranty by such Adviser to each Underwriter as to the matters covered thereby.
5.	Agreements of the Parties.
(a)	If the registration statement relating to the Shares has not yet become effective, the Fund will promptly file a Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If it is necessary for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Securities Act, to be filed with the Commission and become effective before the Shares may be sold, the Fund will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective as soon as possible, and the Fund will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Securities Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Securities Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the Effective Time. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or (j) under the Securities Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Time or the commencement of the public offering of the Shares after the Effective Time. In either case, the Fund will provide the Managing Representative satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

(b)	For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (i) of the issuance by the Commission of any order in respect of the Fund, or in respect of the Investment Adviser or either of the Sub-Advisers, which relates to the Fund and would materially affect the ability of the Investment Adviser or Sub-Advisers, as applicable, to perform its respective obligations to the Fund, (ii) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, any suspension of the qualification of the Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (iii) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, or to the offering of the Shares, the Registration Statement, the Notification, any Preliminary Prospectus, the Sales Materials, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (iv) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, relating in any material way to the Fund or regarding the offering of the Shares by the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

(c)	If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the Registration Statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the Registration Statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

(d)	During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to the Representatives, the Underwriters and any dealers, at such office or offices as the Representatives may designate, as many copies of the Prospectus as the Representatives may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is required to be delivered to a purchaser of Shares, not misleading in any material respect, or if during such period it is necessary to amend or supplement the

Prospectus to comply with the Securities Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is required to be delivered to a purchaser, be misleading in any material respect and will comply with the Securities Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

(e)	The Fund will make generally available to holders of the Fund’s securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the date of the Effective Time falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Securities Act and, at the option of the Fund, Rule 158 under the Securities Act.

(f)	The Fund will take such actions as the Managing Representative reasonably requests in order to qualify the Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Managing Representative reasonably designates; provided that the Fund shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(g)	If the transactions contemplated by this Underwriting Agreement are consummated, the Fund shall pay all costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement (to the extent such expenses do not, in the aggregate, exceed $0.04 per Share), including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits to it, each Preliminary Prospectus, the Prospectus and all amendments and supplements thereto, (ii) the issuance of the Shares and the preparation and delivery of certificates for the Shares, (iii) the registration or qualification of the Shares for offer and sale under the securities or “blue sky” laws of the jurisdictions referred to in the foregoing paragraph, including the fees and disbursements of counsel for the Underwriters in that connection, and the preparation and printing of any preliminary and supplemental “blue sky” memoranda, (iv) the furnishing (including costs of design, production, shipping and mailing) to the Underwriters and dealers of copies of each Preliminary Prospectus relating to the Shares, the Sales Materials, the Prospectus, and all amendments or supplements to the Prospectus, and of the other documents required by this Section to be so furnished, (v) the filing requirements of FINRA, in connection with its review of the financing and of the Sales Materials, including filing fees, and the fees and disbursements and other charges of counsel for the Underwriters in that connection, which fees and disbursements and other charges of counsel (exclusive of filing fees) shall not exceed $10,000, (vi) all transfer taxes, if any, with respect to the sale and delivery of the Shares to the Underwriters, (vii) the listing of the Shares on the NYSE and (viii) the transfer agent for the Shares. To the extent the foregoing costs and expenses incident to the performance of the obligations of the Fund under this Underwriting Agreement exceed, in the aggregate, $0.04 per Share, the Investment Adviser or an affiliate will pay all such excess costs and expenses.

(h)	If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (x) the Fund, the Investment Adviser or the Sub-Advisers pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or (y) by the Representatives or the Underwriters because of any inability, failure or refusal on the part of any of the Fund, the Investment Adviser or the Sub-Advisers to comply with any material terms or because any of the conditions in Section 6 are not satisfied, the Investment Adviser, the Sub-Advisers or such Adviser’s affiliates and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the Shares and (ii) no Underwriter who has failed or refused to purchase the Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund, the Investment Adviser, the Sub-Advisers and the other Underwriters for damages occasioned by its default.

(i)	Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the date of the Effective Time, except for the Shares as described in the Prospectus and any issuances of Shares pursuant to the Dividend Reinvestment Plan and except in connection with any offering of preferred shares of beneficial interest as contemplated by the Prospectus.

(j)	The Fund will use its best efforts to list the Shares on the NYSE and comply with the rules and regulations of such exchange.

(k)	The Fund will direct the investment of the net proceeds of the offering of the Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

6.	Conditions of the Underwriters’ Obligations. The obligations of the Underwriters to purchase the Shares are subject to the accuracy on the date of this Underwriting Agreement, and as of each of the Closing Times, of the representations of the Fund, the Investment Adviser, and the Sub-Advisers in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Fund, the Investment Adviser, the Sub-Advisers or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund, the Investment Adviser, the Sub-Advisers of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:
(a)	The Registration Statement must have become effective by 5:30 P.M., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b), (h) or (j), as the case may be, under the Securities Act.

(b)	No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

(c)	Since the dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) there must not have been any material change in the number of outstanding Shares or liabilities of the Fund except as set forth in or contemplated by the Pricing Prospectus or the Prospectus; (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund, the Investment Adviser or the Sub-Advisers, whether or not arising from transactions in the ordinary course of business or set forth in or contemplated by the Pricing Prospectus or the Prospectus; (iii) the Fund must not have sustained any material interference with its business from any court or from any legislative or other governmental action, order or decree, whether foreign or domestic, not described in the Registration Statement, the Pricing Prospectus and the Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement, the Pricing Prospectus or the Prospectus or that is not reflected in the Registration Statement, the Pricing Prospectus or the Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Pricing Prospectus and the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the sole judgment of the Managing Representative, any such development referred to in clause (i), (ii), (iii), or (iv) of this paragraph (c) is material and adverse so as to make it impracticable or inadvisable to consummate the sale and delivery of the Shares to the public on the terms and in the manner contemplated by the Pricing Prospectus.

(d)	The Managing Representative must have received as of each Closing Time a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund, the Investment Adviser, and the Sub-Advisers certifying in their capacity as such officers that (i) the signers have examined the Registration Statement, the Prospectus, the Pricing Prospectus and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers) and the representations of the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), the representations of Epoch (with respect to the certificates from such officers of Epoch) and the representations of Analytic (with respect to the certificates from such officers of Analytic) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii)(A) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers), (B) there has not been any material change with respect to the Fund (with respect to the certificates from such officers of the Fund), (C) the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser) , (D) Epoch (with respect to the certificates from such officers of Epoch) or (E) Analytic (with respect to the certificates from such officers of Analytic), which change would have a Material Adverse Effect on the ability of the Fund, the Investment Adviser, Epoch or Analytic, as the case may be, to fulfill its obligations under this Underwriting Agreement, the Investment Advisory Agreement (with respect to the certificates from such officers of the Investment Adviser), the Epoch Sub-Advisory Agreement (with respect to the certificates from such officers of Epoch) or the Analytic Sub-Advisory Agreement (with respect to the certificates from such officers of Analytic), whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) no order having a Material Adverse Effect on the ability of the Investment Adviser to fulfill its obligations under any of the Investment Adviser Agreements has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic, (vi) no order having a material adverse effect on the ability of Epoch to fulfill its obligations under the Epoch Sub-Advisory Agreements has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic, (vii) no order having a material adverse effect on the ability of Analytic to fulfill its obligations under the Analytic Sub-Advisory Agreements has been issued and no proceedings for any such purpose are pending before or, to the knowledge of such officers after reasonable investigation, threatened by the Commission or any other regulatory body, whether foreign or domestic and (viii) each of the Fund (with respect to the certificates from such Fund officers), the Investment Adviser (with respect to the certificates from such officers of the Investment Adviser), Epoch (with respect to the certificates from such officers of Epoch) and Analytic (with respect to the certificates from such officers of Analytic) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by such Closing Time (to the extent not waived in writing by the Managing Representative).

(e)	The Managing Representative receive on the date of each Closing Time the opinions dated as of the date of such Closing Time substantially in the form of Schedules B, C, D and E to this Underwriting Agreement from the counsel identified in each such Schedules.

(f)	The Managing Representative must receive on the date of each Closing Time from Skadden, Arps, Slate, Meagher & Flom LLP an opinion dated as of the date of such Closing Time with respect to the Fund, the Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund, the Investment Adviser, and the Sub-Advisers must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

(g)	The Managing Representative receive on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule F to this Underwriting Agreement from the independent registered public accounting firm designated in such Schedule. The Managing Representative also must on the date of each Closing Time a signed letter from such accountants, dated as of the date of such Closing Time, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before the date of such Closing Time, that would require any change in their letter referred to in the foregoing sentence.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.
7.	Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:
(a)	before the later of the Effective Time and the time when any of the Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

(b)	at or before any Closing Time if, in the sole judgment of the Managing Representative, payment for and delivery of any Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Shares, (ii) trading in securities generally on the NYSE or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus; or

(c)	at or before any Closing Time, if any of the conditions specified in Section 6 have not been fulfilled when and as required by this Underwriting Agreement.
8.	Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on the date of any Closing Time the Shares agreed to be purchased on the date of such Closing Time by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after the date of such Closing Time, and
(a)	the number of Shares to be purchased by the defaulting Underwriters on the date of such Closing Time does not exceed 10% of the Shares that the Underwriters are obligated to purchase on the date of such Closing Time, each of the nondefaulting Underwriters will be obligated to purchase such Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

(b)	the number of Shares to be purchased by the defaulting Underwriters on the date of such Closing Time exceeds 10% of the Shares to be purchased by all the Underwriters on the date of such Closing Time, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such Shares on the terms set forth in this Underwriting Agreement.
     In any such case, either the Managing Representative or the Fund will have the right to postpone the date of the applicable Closing Time for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement, the Pricing Prospectus or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of Shares to be purchased on the date of such Closing Time by such defaulting Underwriter or Underwriters exceeds 10% of the Shares that the Underwriters are obligated to purchase as of such Closing Time, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund, the Investment Adviser or the Sub-Advisers, except as provided in Sections 5(h) and 9 hereof. This Section 8 will not affect the liability of any defaulting Underwriter to the Fund, the Investment Adviser, the Sub-Advisers or to any nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Underwriting Agreement.
9.	Indemnity and Contribution.
(a)	Each of the Fund, the Investment Adviser, and each Sub-Adviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and their successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any Road Show Material, the Disclosure Package, any Sales Material or the Prospectus (as it may be amended or supplemented) or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except with respect to either of the foregoing clause (i) and (ii) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of any Underwriter through the Managing Representative to the Fund or the Investment Adviser expressly for use with reference to any Underwriter in such Registration Statement or in such Disclosure Package or Prospectus (as amended or supplemented) as set forth in Section 9(f) hereof or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Disclosure Package or Prospectus or necessary to make such information (with respect to such Disclosure Package and Prospectus, in light of the circumstances under which they were made) not misleading.
     If any action, suit or proceeding (together, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund, the Investment Adviser, Epoch or Analytic pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund, the Investment Adviser, Epoch or Analytic, as the case may be, in writing of the institution of such Proceeding and the Fund, the Investment Adviser, Epoch or Analytic shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund, the Investment Adviser, Epoch or Analytic shall not relieve the

Fund, the Investment Adviser, Epoch or Analytic from any liability which the Fund, the Investment Adviser, Epoch or Analytic may have to any Underwriter or any such person or otherwise . Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund, the Investment Adviser, Epoch or Analytic, as the case may be, in connection with the defense of such Proceeding or the Fund, the Investment Adviser, Epoch or Analytic shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund, the Investment Adviser, Epoch or Analytic (in which case the Fund, the Investment Adviser, Epoch or Analytic shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Fund, the Investment Adviser, Epoch or Analytic and paid as incurred (it being understood, however, that the Fund, the Investment Adviser, Epoch or Analytic shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund, the Investment Adviser, Epoch nor Analytic shall be liable for any settlement of any Proceeding effected without its written consent, but if settled with the written consent of the Fund, the Investment Adviser, Epoch or Analytic, the Fund, the Investment Adviser, Epoch or Analytic, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.
(b)	Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund, the Investment Adviser, Epoch and Analytic, its trustees, directors, members and officers, and any person who controls the Fund, the Investment Adviser, Epoch or Analytic within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation), which, jointly or severally, the Fund, the Investment Adviser, Epoch, Analytic or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Fund, the Investment Adviser, Epoch or Analytic expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in the Disclosure Package or Prospectus as set forth in Section 9(f) hereof, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or the Disclosure Package or Prospectus or necessary to make such information (with respect to the Disclosure Package and the Prospectus, in light of the circumstances under which they were made) not misleading.
     If any Proceeding is brought against the Fund, the Investment Adviser, Epoch, Analytic or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Adviser, Epoch or Analytic or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Adviser, Epoch, Analytic or any such person or otherwise. The Fund, the Investment Adviser, Epoch, Analytic or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser, Epoch, Analytic or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter, but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Investment Adviser, Epoch, Analytic and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.
(c)	If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Investment Adviser, Epoch and Analytic on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Investment Adviser, Epoch and Analytic on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Investment Adviser, Epoch and Analytic on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters bear to the aggregate public offering price of the Shares. The relative fault of the Fund, the Investment Adviser, Epoch and Analytic on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund, the Investment Adviser, Epoch or Analytic or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.
(d)	The Fund, the Investment Adviser, Epoch, Analytic and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.
(e)	The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund contained in this Underwriting Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Investment Adviser, Epoch or Analytic, its trustees, directors, members or officers or any person who controls the Fund, the Investment Adviser, Epoch or Analytic within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Underwriting Agreement or the issuance and delivery of the Shares. The Fund, the Investment Adviser, Epoch or Analytic and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund, the Investment Adviser, Epoch and Analytic, against any of the Fund’s, the Investment Adviser’s, Epoch’s, or Analytic’s trustees, directors, members or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

(f)	The Fund, the Investment Adviser, Epoch and Analytic each acknowledge that the statements in the Prospectus with respect to (1) the public offering of the Shares as set forth on the cover page of the Prospectus and (2) stabilization and selling concessions and reallowances of selling concessions and payment of fees to Underwriters that meet certain minimum sales thresholds and with respect to discretionary accounts under the caption “Underwriting” in the Prospectus constitute the only information furnished in writing to the Fund, the Investment Adviser, Epoch or Analytic by the Managing Representative on behalf of the Underwriters expressly for use with reference to such Underwriter in the Registration Statement or in the Disclosure Package or the Prospectus (as amended or supplemented). The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

(g)	Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties hereunder. The parties hereto acknowledge that the foregoing provision shall be applicable solely as to matters arising under Section 17(i) of the Investment Company Act, and shall not be construed to impose any duties or obligations upon any such parties under this Underwriting Agreement other than as specifically set forth herein (it being understood that the Underwriters have no duty hereunder to the Fund to perform any due diligence investigation).
10.	Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and, if to the Fund or the Investment Adviser, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Adviser, as the case may be, at the offices of the Fund or the Investment Adviser at 601 Congress Street, Boston, MA 02210, Attention: [ ], and, if to Epoch, shall be sufficient in all respects if delivered or sent to Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: [ ], and, if to Analytic, shall be sufficient in all respects if delivered or sent to Analytic Investors, Inc., 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, Attention: [ ].
11.	Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Underwriting Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Underwriting Agreement have been inserted as a matter of convenience of reference and are not a part of this Underwriting Agreement.
12.	Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund and UBS Securities each consent to the jurisdiction of such courts and personal service with respect thereto. Each of UBS Securities, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Investment Adviser (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates), Epoch (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) and Analytic (on its behalf and, to the extent permitted by applicable law, on behalf of its shareholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Underwriting Agreement. Each of the Fund, the Investment Adviser, Epoch and Analytic agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court may be enforced in any other courts in the jurisdiction of which the Fund, the Investment Adviser, Epoch or Analytic, as the case may be, is or may be subject, by suit upon such judgment.
13.	Parties at Interest. The Underwriting Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund, the Investment Adviser,

Epoch and Analytic and, to the extent provided in Section 9 hereof, the controlling persons, trustees, directors, members and officers referred to in such section and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Underwriting Agreement.
14.	Counterparts. This Underwriting Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.
15.	Successors and Assigns. This Underwriting Agreement shall be binding upon the Underwriters, the Fund, the Investment Adviser Epoch and Analytic, and any successor or assign of any substantial portion of the Fund’s, the Investment Adviser’s, Epoch’s or Analytic’s or any of the Underwriters’ respective businesses and/or assets.
16.	Disclaimer of Liability of Trustees and Beneficiaries. A copy of the Underwriting Agreement and Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice hereby is given that this Underwriting Agreement is executed on behalf of Trustees of the Fund as Trustees and not individually and that the obligations arising out of this Underwriting Agreement are not binding upon any of the Trustees or beneficiaries individually but are binding only upon the assets and properties of the Fund.

     If the foregoing correctly sets forth the understanding among the Fund, the Investment Adviser, Epoch, Analytic and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Adviser, Epoch, Analytic and the Underwriters, severally.

Very truly yours,

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

By:
Title:

JOHN HANCOCK ADVISERS, LLC

By:
Title:

EPOCH INVESTMENT PARTNERS, INC.

By:
Title:

ANALYTIC INVESTORS, INC.

By:
Title:

Accepted and agreed to as of the
date first above written, on
behalf of themselves and
the other several Underwriters
named in Schedule A

UBS SECURITIES LLC

By: Todd Reit
Title: Managing Director

By: John Key
Title: Executive Director

SCHEDULE A

Underwriters	Number of Shares

UBS Securities LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
RBC Capital Markets Corporation
Wells Fargo Securities, LLC
Robert W. Baird & Co. Incorporated
Crowell, Weedon & Co.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Total

Schedule A-1

SCHEDULE B
FORM OF OPINION OF KIRKPATRICK AND LOCKHART PRESTON GATES
ELLIS LLP REGARDING THE FUND
September [    ], 2007
UBS Securities LLC
As Managing Representative of the several
   Underwriters named in Schedule A to the
   Underwriting Agreement referred to below
299 Park Avenue
New York, New York 10171-0026

Re:	Issuance and Sale of [ ] Common Shares of Beneficial Interest, par value $0.01 per share, of John Hancock Tax-Advantaged Global Shareholder Yield Fund
Ladies and Gentlemen:
     We have acted as counsel to John Hancock Tax-Advantaged Global Shareholder Yield Fund, a Massachusetts business trust (the “Fund”), in connection with the preparation of the Fund’s Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended (the “Investment Company Act”), initially filed with the Securities and Exchange Commission (“Commission”) on April 23, 2007, amended July 20, 2007, and further amended September [    ], 2007 (collectively, the “Primary Registration Statement”). We also have acted as counsel to the Fund in connection with the issuance by the Fund, and the sale in a public offering pursuant to its Registration Statements, of [      ] common shares of beneficial interest in the Fund, $.01 par value (the “Shares”).
     As used herein, “Registration Statement” collectively means the aforesaid Primary Registration Statement of the Fund, including all exhibits thereto, as amended at the time it became effective on September [    ], 2007, including the information deemed to be included therein pursuant to Rule 430A under the Securities Act.
     As counsel to the Fund as described above, we have been requested to render to you our opinion as to certain matters pursuant to Section 6(e) of the Underwriting Agreement (the “Underwriting Agreement”), dated September [    ], 2007 entered into in connection with the public offering of the Shares of the Fund among you (as Managing Representative of the several Underwriters named therein), the Fund and John Hancock Advisers, LLC, a Delaware limited liability company (the “Investment Adviser”), Epoch Investment Partners, Inc., a Delaware corporation (“Epoch”) and Analytic Investors, Inc., a California corporation (“Analytic”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the meanings ascribed to such terms in the Underwriting Agreement.

Schedule B-1

     We are familiar with the Registration Statement and with the Prospectus. We have examined, among other things, the Agreement and Declaration of Trust dated April 23, 2007 (the “Declaration of Trust”) and the By-laws of the Fund, and such other agreements, documents, opinions and certificates and such questions of law, and we have made such inquiries of officers and other representatives of the Fund and the Investment Advisor, in each case as we have deemed necessary or appropriate in order to enable us to express an informed opinion on the matters hereinafter set forth.
     Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in the Primary Registration Statement, or amendment thereof, before it became effective under the Securities Act and any prospectus (including the statement of additional information incorporated therein by reference) filed with the Commission by the Fund with the consent of the Managing Representative on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.
     Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Common Shares.
     “Pricing Prospectus” means the Preliminary Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to you for use by the Underwriters and by dealers in connection with the offering of the Common Shares, including any supplemental information constituting a prospectus under Section 10(b) of the Securities Act pursuant to, and filed under, Rule 482 under the Securities Act from and after the date of such Preliminary Prospectus through and immediately prior to the Applicable Time (as defined below), and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined below).
     “Pricing Information” means the information relating to (i) the number of Common Shares issued and (ii) the offering price of the Common Shares included on the cover page of the Prospectus dependent upon such information. “Disclosure Package” means the Pricing Prospectus taken together with the Pricing Information.
     “Applicable Time” means the time as of which the Underwriting Agreement was entered into, which shall be[5:00] P.M. (New York City time) on the date of the Underwriting Agreement (or such other time as is agreed to by the Fund and the

Schedule B-2

Managing Representative on behalf of the Underwriters). “Closing Time” means the time at which payment of the purchase price for the Common Shares is made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Common Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters.
     In rendering our opinion on the matters hereinafter set forth, we have assumed, with your permission, that all agreements, instruments and other documents referred to herein have been duly and properly authorized, executed and delivered by each of the parties thereto other than the Fund. We have further assumed, with your permission, the authenticity of all original documents submitted to us as originals, the conformity to original documents of all documents submitted to us as conformed copies or photocopies thereof, the genuineness of all signatures, and the legal capacity of all natural persons executing such documents. We have not independently, verified such assumptions.
     [Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses, inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. Without limiting the foregoing, with respect to our opinion in paragraph [ ] below, (i) we are expressing no opinion as to the enforceability of the indemnification or contribution provisions of the Underwriting Agreement, the Structuring Fee Agreement or the Additional Compensation Agreements, (ii) we note that a court may refuse to enforce, or may limit the application of, the Underwriting Agreement, the Structuring Fee Agreement or the Additional Compensation Agreements or certain provisions thereof, as unconscionable or contrary to public policy, and (iii) we have assumed compliance by all parties with federal and state securities laws.]
     We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of the Fund, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any other provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation, any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or

Schedule B-3

intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.
     Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to applicable federal law of the United States of America, the applicable laws of The Commonwealth of Massachusetts and, to the extent applicable, (a) with respect to the validity and enforceability of the Underwriting Agreement, the laws (other than the laws governing conflicts of law) of the State of New York, and (b) with respect to the validity and enforceability of the Investment Advisory Agreement, the Transfer Agency Agreement and the Custodian Agreement, the laws (other than the laws governing conflicts of law) of The Commonwealth of Massachusetts. References in this opinion to “our knowledge” or “known to us” mean the knowledge of attorneys presently with this firm who have devoted substantive attention to matters directly related to the issuance of the Shares and the agreements and transactions related thereto.
     On the basis of and subject to the foregoing, we are of the opinion that:
1.	The Registration Statement and all post-effective amendments, if any, are effective under the Securities Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 of the Securities Act Rules prior to the date hereof have been made in the manner and within the time required by such rule.

2.	The Fund has been duly organized and is validly existing as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; the Fund is duly licensed and qualified to do business as a foreign corporation or otherwise in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Pricing Prospectus and the Prospectus. The Fund has no subsidiaries.

3.	The capitalization of the Fund is as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus. The Common Shares conform in all material respects to the description of them in the Pricing Prospectus and the Prospectus. All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described below). The Common Shares to be issued and delivered to and paid for by the

Schedule B-4

Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and, when issued and delivered to the Underwriters, will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Common Shares. In regard to the opinion expressed above that the Common Shares are nonassessable, we note that the Fund is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund.

4.	The Fund is duly registered with the Commission under the Investment Company Act as a diversified, closed-end management investment company, and all action under the Securities Act, the Investment Company Act, the Securities Act Rules and the Investment Company Act Rules, as the case may be, necessary to make the public offering and consummate the sale of the Common Shares as provided in the Underwriting Agreement has or will have been taken by the Fund.

5.	The Fund has full power and authority to enter into each of the Underwriting Agreement, the Investment Advisory Agreement, the Custody Agreement, the Transfer Agency Agreement, the Organizational and Expense Reimbursement Agreement, the Subscription Agreement [add any other agreements to which Fund is a party] and the Dividend Reinvestment Plan (collectively, the “Fund Agreements”) and to perform all of the terms and provisions thereof to be carried out by it, and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund, (ii) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act, the Investment Advisers Act of 1940, as amended, (the “Advisers Act”), the Investment Company Act Rules and the Advisers Act Rules, as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

6.	None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issue and sale by the Fund of the Common Shares as contemplated by the Underwriting Agreement and (iii) the performance by the Fund of its obligations under the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, (x) the Agreement and Declaration of Trust or the By-laws of the Fund, (y) any agreement or instrument to which the Fund is a party or by which the Fund is bound, or (z)

Schedule B-5

any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, except that we express no opinion as to the securities or “blue sky” laws applicable in connection with the purchase and distribution of the Common Shares by the Underwriters pursuant to the Underwriting Agreement.

7.	The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected.

8.	No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act, the Securities Act Rules, the Investment Company Act Rules and the Advisers Act Rules and (ii) may be required by the NYSE or under state securities or “blue sky” laws in connection with the purchase and distribution of the Common Shares by the Underwriters pursuant to the Underwriting Agreement.

9.	The Common Shares have been approved for listing on the NYSE, subject to official notice of issuance, and the Fund’s registration statement on Form 8-A under the Exchange Act is effective.

10.	There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to our knowledge, threatened against or affecting the Fund, which (i) if determined adversely would result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might have a material adverse effect on the properties or assets of the Fund or (ii) is of a material character such as to be required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

11.	The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

12.	Each of the section in the Prospectus entitled “Federal income tax matters” and the section in the Statement of Additional Information entitled “Taxes” is

Schedule B-6

a fair summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Common Shares.

13.	The Registration Statement, at the Effective Time, and the Prospectus, as of the date hereof (in each case except the financial statements and schedules and other financial data included therein as to which we express no view), complied as to form in all material respects to the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations of the Commission thereunder.
     The foregoing opinions are provided to you, as Representative of the Underwriters, as a legal opinion only and not as a guaranty or warranty of the matters discussed herein. These opinions are based upon currently existing statutes, rules, regulations and judicial decisions and are rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances that might affect any matters or opinions set forth herein.
     In rendering our opinion, we have relied, as to factual matters, upon certificates and other statements of officers of the Fund and the Investment Adviser.
     In connection with the registration of the Common Shares, we have advised the Fund as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to the Fund in the course of its preparation of the Registration Statement, the Disclosure Package and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its independent registered public accounting firm at which the contents of the Registration Statement, the Disclosure Package and Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, the Disclosure Package or the Prospectus.
     On the basis of the information which was developed in the course of the performance of the services referred to above, and subject to the limitations expressed above, no information has come to our attention that has led us to believe that the Registration Statement, at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date

Schedule B-7

hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus (as so amended or supplemented), in the light of the circumstances under which they were made, not misleading or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial and accounting information or numerical data or calculations included therein; and any statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished in writing to the Fund by you specifically for use therein, as to which we express no view).
     The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we generally do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, Prospectus and Disclosure Package. We understand that you are relying on PricewaterhouseCoopers LLP, an independent registered public accounting firm, as to the form and content of financial statements and other financial information contained in the Registration Statement and Prospectus.
     This opinion is being delivered to you solely for your use in connection with the public offering of the Shares pursuant to the Underwriting Agreement and is not to be relied upon, quoted or used, in whole or in part, by any other party or for any other purpose or transaction except with our prior written consent.
Very truly yours,

Schedule B-8

SCHEDULE C
FORM OF OPINION OF INTERNAL COUNSEL REGARDING THE INVESTMENT
ADVISER
September [    ], 2007
UBS Securities LLC
As Managing Representative of the several
   Underwriters named in Schedule A to the
   Underwriting Agreement referred to below
299 Park Avenue
New York, New York 10171-0026

Re:	Issuance and Sale of [ ] Common Shares of Beneficial Interest, par value $0.01 per share, of John Hancock Tax-Advantaged Global Shareholder Yield Fund
Ladies and Gentlemen:
     I am internal legal counsel to John Hancock Advisers, LLC (“John Hancock Advisers”), the investment adviser to John Hancock Tax-Advantaged Global Shareholder Yield Fund, a Massachusetts business trust (the “Fund”). This opinion is being given in connection with the Underwriting Agreement, dated as of September [    ], 2007 (the “Underwriting Agreement”), among you, as managing representative (the “Managing Representative”) of the several Underwriters named therein (the “Underwriters”), John Hancock Advisers, a Delaware limited liability company, Epoch Investment Partners, Inc., a Delaware corporation (“Epoch”), Analytic Investors, Inc., a California corporation (“Analytic”), and the Fund. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.
     My opinions, as set forth herein, are based on the facts in existence and the laws in effect on the date hereof. I am admitted to practice law in The Commonwealth of Massachusetts, and I express no opinion herein as to any laws of any other jurisdiction, except the Delaware Limited Liability Company Act and the federal securities laws of the United States of America to the extent specifically referred to in this opinion letter. Moreover, I express no opinion herein with respect to state “blue sky” laws. I am not opining on, and assume no responsibility for, the applicability to or effect on any of the matters covered herein of any other laws or the laws of any other jurisdiction. References in this opinion to “my knowledge” or “known to me” mean my actual knowledge.
     In connection with the opinions expressed herein, I have examined originals or copies identified to my satisfaction of the following:

Schedule C-1

     (a) the Registration Statement, as amended (the “Registration Statement”) of the Fund and its respective prospectus and statement of additional information, which became effective on September [   ], 2007 (the “Effective Time”);
     (b) the Investment Advisory Agreement with respect to the Fund dated August [   ], 2007;
     (c) the Underwriting Agreement;
     (d) the Structuring Fee Agreement with UBS Securities LLC with respect to the Fund dated as of September [   ], 2007;
     (e) the Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, with respect to the Fund dated September [   ], 2007;
     (f) the Agreement and Declaration of Trust of John Hancock Advisers; and
     (g) the By-Laws, as amended to the date hereof, of John Hancock Advisers.
     I have also examined originals or copies of such records, documents, instruments and certificates, and such questions of law, as I have deemed necessary as a basis for the opinions set forth below.
     Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in the Fund’s registration statement, or amendment thereof, before it became effective under the Securities Act of 1933 (the “Securities Act”) and any prospectus (including the statement of additional information incorporated therein by reference) filed with the Securities and Exchange Commission (the “Commission”) by the Fund with the consent of the Managing Representative on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.
     Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Common Shares of beneficial interest, par value $0.01 per share, of the Fund (the “Common Shares”).
     “Pricing Prospectus” means the Preliminary Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to you for use by the

Schedule C-2

Underwriters and by dealers in connection with the offering of the Common Shares, including any supplemental information constituting a prospectus under Section 10(b) of the Securities Act pursuant to, and filed under, Rule 482 under the Securities Act from and after the date of such Preliminary Prospectus through and immediately prior to the Applicable Time (as defined below), and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined below).
     “Pricing Information” means the information relating to (i) the number of Common Shares issued and (ii) the offering price of the Common Shares included on the cover page of the Prospectus dependent upon such information. “Disclosure Package” means the Pricing Prospectus taken together with the Pricing Information.
     “Applicable Time” means the time as of which the Underwriting Agreement was entered into, which shall be 5:00 P.M. (New York City time) on the date of the Underwriting Agreement (or such other time as is agreed to by the Fund and the Managing Representative on behalf of the Underwriters). “Closing Time” means the time at which payment of the purchase price for the Common Shares is made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Common Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters.
     I have examined and relied upon the Certificate of Formation and the Limited Liability Company Agreement of John Hancock Advisers, the Underwriting Agreement, certificates of public officials and such other documents, as I have deemed necessary as a basis for the opinions hereinafter expressed.
     For the purposes of this opinion, I have assumed, with your permission, that all agreements, instruments and other documents referred to herein have been duly and properly authorized, executed and delivered by each of the parties thereto other than John Hancock Advisers. I have further assumed, with your permission, the genuineness of all signatures, including endorsements, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies. I have not independently verified such assumptions.
     [My opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. I express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which I am opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses inasmuch as the availability of such remedies or the success of any equitable defense may

Schedule C-3

be subject to the discretion of a court. Without limiting the foregoing, with respect to my opinion in paragraph [   ] below, (i) I am expressing no opinion as to the enforceability of the indemnification or contribution provisions of the Underwriting Agreement, the Structuring Fee Agreement, or the Additional Compensation Agreement, (ii) I note that a court may refuse to enforce, or may limit the application of, the Underwriting Agreement, the Additional Compensation Agreements or the Structuring Fee Agreement or certain provisions thereof, as unconscionable or contrary to public policy, and (iii) I have assumed compliance by all parties with federal and state securities laws.]
     I also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of John Hancock Advisers, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation or public policy, including, without limitation any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.
     My opinion expressed in paragraph [   ] below as to the valid existence of John Hancock Advisers is based solely on a certificate of legal existence issued by the Secretary of State of the State of Delaware, a copy of which has been made available to your counsel, and my opinion with respect to this matter is rendered as of the date of such certificate and limited accordingly. I express no opinion as to the tax good standing of John Hancock Advisers in any jurisdiction.
     I have not made any investigation of the laws of any jurisdiction other than the state laws of The Commonwealth of Massachusetts, the Delaware Limited Liability Company Act statute and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern any of the matters as to which I express an opinion below, I have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the state laws of The Commonwealth of Massachusetts, and I express no opinion as to whether such assumption is reasonable or correct. I express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws or with respect to the approval by the Financial Industry Regulatory Authority, Inc. of the offering.
     On the basis of and subject to the foregoing, I am of the opinion that:

Schedule C-4

1. John Hancock Advisers has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Investment Advisory Agreement, the Epoch Sub-Advisory Agreement, the Analytic Sub-Advisory Agreement, the Organizational and Expense Reimbursement Agreement, the Structuring Fee Agreement, the Additional Compensation Agreement and the Subscription Agreement, to which John Hancock Advisers is a party (collectively, the “Investment Adviser Agreements”), and John Hancock Advisers is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Investment Adviser Agreements, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on John Hancock Adviser’s ability to provide services to the Fund; and John Hancock Advisers owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to perform its obligations under the Investment Adviser Agreements.
2. John Hancock Advisers is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the “Investment Company Act”) from acting as investment adviser and administrator for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.
3. Each Investment Adviser Agreement has been duly and validly authorized, executed and delivered by John Hancock Advisers; each of the Investment Adviser Agreements comply in all material respects with the applicable provisions of the Investment Company Act or the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each Investment Adviser Agreement constitutes a legal, valid and binding obligation of John Hancock Advisers, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.
4. Neither (i) the execution and delivery by John Hancock Advisers of any Investment Adviser Agreement nor (ii) the consummation by John Hancock Advisers of the transactions contemplated by, or the performance of its obligations under any Investment Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, (x) the Limited Liability Company Operating Agreement or By-Laws of John Hancock Advisers, (y) any agreement or instrument to which John Hancock Advisers is a party or by which John Hancock Advisers is bound (which conflict or breach, either individually or in the aggregate, would have a material adverse effect upon John Hancock

Schedule C-5

Advisers, or (z) any law, rule or regulation, or any order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to John Hancock Advisers.
5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by John Hancock Advisers for the consummation of the transactions contemplated in, or the performance by John Hancock Advisers of its obligations under, any Investment Adviser Agreement, except such as (i) have been obtained under the Securities Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange (the “NYSE”) or under state securities or “blue sky” laws in connection with the purchase and distribution of the Common Shares by the Underwriters pursuant to the Underwriting Agreement.
6. The description of John Hancock Advisers and its business and the statements attributable to John Hancock Advisers in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material resects with the requirements of the Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Pricing Prospectus and the Prospectus in light of the circumstances in which they were made) not misleading.
7. Except as otherwise disclosed, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to my knowledge, threatened against or affecting John Hancock Advisers of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus or that could reasonably be expected to result in a material adverse effect upon John Hancock Advisers.
8. The Registration Statement, at the Effective Time, and the Prospectus, as of the date thereof (in each case except the financial statements and schedules and other financial data included therein as to which I express no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations of the Commission thereunder.
     In connection with the registration of the Common Shares, I have advised the John Hancock Advisers as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to John Hancock Advisers in the course of the preparation of the Registration Statement, the Disclosure Package and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. I also participated in conferences with representatives of the Fund and its independent registered public accounting firm, and the

Schedule C-6

Fund’s sub-advisers at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed. With your permission, I have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, the Disclosure Package or the Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to my attention that has led me to believe that the Registration Statement, at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which I express no view), or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which I express no view).
     The opinions expressed herein shall be effective only as of the date of this opinion letter. I do not assume responsibility for updating this opinion letter as of any date subsequent to the date of this opinion letter, and assume no responsibility for advising you of any changes with respect to any matters described in this opinion letter that may occur subsequent to the date of this opinion letter. Please note that I am opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.
     This opinion is being furnished to you, as Managing Representative of the Underwriters, pursuant to the Underwriting Agreement, is solely for the benefit of the Underwriters, and may not be relied upon you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.
Very truly yours,

Schedule C-7

SCHEDULE D
FORM OF OPINION OF GREENBERG TRAURIG LLP REGARDING THE EPOCH
September [   ], 2007
UBS Securities LLC
As Managing Representative of the several
   Underwriters named in Schedule A to the
   Underwriting Agreement referred to below
299 Park Avenue
New York, New York 10171-0026

Re:	Issuance and Sale of [ ] Common Shares of Beneficial Interest, par value $0.01 per share, of John Hancock Tax-Advantaged Global Shareholder Yield Fund
Ladies and Gentlemen:
     We have acted as special counsel to Epoch Investment Partners, Inc., a Delaware corporation (“Epoch”). This letter is furnished to you pursuant to Section 6(e) of the Underwriting Agreement, dated as of September [   ], 2007 (the “Underwriting Agreement”), among you, as managing representative (the “Managing Representative”) of the several Underwriters named therein (the “Underwriters”), John Hancock Advisers, LLC, a Delaware limited liability company (“John Hancock Advisers”), Epoch, Analytic Investors, Inc., a California corporation (“Analytic”), and John Hancock Tax-Advantaged Global Shareholder Yield Fund, a Massachusetts business trust (the “Fund”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.
     We have examined signed copies of the Fund’s registration statement on Form N-2 dated April 23, 2007 (File Nos. 333-142307 and 811-22056), and amendment[s] No. 1[, No. ] thereto, which has been filed with the Securities and Exchange Commission (the “Commission”) and became effective as of [     ] on September [ ], 2007 (the “Effective Time”). Such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of the Securities Act of 1933, as amended (the “Securities Act”), as such section applies to the respective Underwriters, is referred to herein as the “Registration Statement.”
     Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each prospectus (including the statement of additional information incorporated therein by reference) included in such registration statement, or amendment thereof, before it became effective under the Securities Act and any prospectus (including the statement of additional information incorporated therein by reference) filed with the

Schedule D-1

Commission by the Fund with the consent of the Managing Representative on behalf of the Underwriters, pursuant to Rule 497(a) under the Securities Act.
     Except where the context otherwise requires, “Prospectus,” as used herein, means the final prospectus (including the statement of additional information incorporated therein by reference) as filed by the Fund with the Commission (i) pursuant to Rule 497(h) under the Securities Act on or before the second business day after the date of the Underwriting Agreement (or such earlier time as may be required under the Securities Act) or (ii) pursuant to Rule 497(b) under the Securities Act on or before the fifth business day after the date of the Underwriting Agreement (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus (including the final statement of additional information) included in the Registration Statement at the Effective Time, in each case in the form furnished by the Fund to you for use by the Underwriters and by dealers in connection with the confirmation of sales in the offering of the Common Shares of beneficial interest, par value $0.01 per share, of the Fund (the “Common Shares”).
     “Pricing Prospectus” means the Preliminary Prospectus that is included in the Registration Statement, or otherwise furnished by the Fund to you for use by the Underwriters and by dealers in connection with the offering of the Common Shares, including any supplemental information constituting a prospectus under Section 10(b) of the Securities Act pursuant to, and filed under, Rule 482 under the Securities Act from and after the date of such Preliminary Prospectus through and immediately prior to the Applicable Time (as defined below), and any amendment or supplement to such Preliminary Prospectus from the Applicable Time through the Closing Time (as defined below).
     “Pricing Information” means the information relating to (i) the number of Common Shares issued and (ii) the offering price of the Common Shares included on the cover page of the Prospectus dependent upon such information. “Disclosure Package” means the Pricing Prospectus taken together with the Pricing Information.
     “Applicable Time” means the time as of which the Underwriting Agreement was entered into, which shall be [5:00 P.M.] (New York City time) on the date of the Underwriting Agreement (or such other time as is agreed to by the Fund and the Managing Representative on behalf of the Underwriters). “Closing Time” means the time at which payment of the purchase price for the Common Shares is made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the Common Shares to the Representatives through the facilities of the Depository Trust Company for the respective accounts of the Underwriters.
     We have examined and relied upon the Certificate of Incorporation and the Articles of Incorporation of Epoch, the Underwriting Agreement, certificates of public officials and such other documents, as we have deemed necessary as a basis for the opinions hereinafter expressed.

Schedule D-2

     For the purposes of this opinion, we have assumed that the agreements referred to herein have been duly authorized, executed and delivered by all parties thereto other than Epoch, and that all such other parties have all requisite power and authority to effect the transactions contemplated by such agreements. We have also assumed that each such agreement is the valid and binding obligation of each party thereto other than Epoch and is enforceable against all such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the agreements other than Epoch.
     Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any equitable defenses inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court.
     We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of Epoch, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation or public policy, including, without limitation any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing or (h) relating to choice of law or consent to jurisdiction.
     Our opinion expressed in paragraph 1 below as to the valid existence of Epoch is based solely on a certificate of legal existence issued by the Secretary of State of the State of Delaware, a copy of which has been made available to your counsel, and our opinion with respect to this matter is rendered as of the date of such certificate and limited accordingly. We express no opinion as to the tax good standing of Epoch in any jurisdiction.
     Our opinions in paragraph 4 section (y), and paragraph 7 below is based solely on a certificate of an officer of Epoch.

Schedule D-3

     We have not made any investigation of the laws of any jurisdiction other than the Delaware Corporations Act statute and the federal laws of the United States of America. To the extent that the laws of any other jurisdiction govern any of the matters as to which we express an opinion below, we have assumed for purposes of this opinion, with your permission and without independent investigation, that the laws of such jurisdiction are identical to the state laws of the State of Delaware, and we express no opinion as to whether such assumption is reasonable or correct. We express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws or with respect to the approval by the Financial Industry Regulatory Authority, Inc. of the offering.
     On the basis of and subject to the foregoing, we are of the opinion that:
1. Epoch has been duly formed and is validly existing as a corporation under the laws of the State of Delaware with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus and the Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Epoch Sub-Advisory Agreement [add any additional agreements to which Epoch is a party], to which Epoch is a party (collectively, the “Sub-Adviser Agreements”), and Epoch is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Sub-Adviser Agreements, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on Epoch’s ability to provide services to the Fund; and Epoch owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to perform its obligations under the Sub-Adviser Agreements.
2. Epoch is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the “Investment Company Act”) from acting as investment adviser and administrator for the Fund as contemplated by the Epoch Sub-Advisory Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus.
3. Each Sub-Adviser Agreement has been duly and validly authorized, executed and delivered by Epoch; none of the Sub-Adviser Agreements violate any of the applicable provisions of the Investment Company Act or the Advisers Act; and, assuming due authorization, execution and delivery by the other parties thereto, each Sub-Adviser Agreement constitutes a legal, valid and binding obligation of Epoch, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

Schedule D-4

4. Neither (i) the execution and delivery by Epoch of any Sub-Adviser Agreement nor (ii) the consummation by Epoch of the transactions contemplated by, or the performance of its obligations under any Sub-Adviser Agreement conflicts or will conflict with, or results or will result in a breach of, (x) the Articles of Incorporation or By-Laws of Epoch, (y) any agreement or instrument to which Epoch is a party or by which Epoch is bound (which conflict or breach, either individually or in the aggregate, would have a material adverse effect upon Epoch, or (z) any law, rule or regulation, or any order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to Epoch.
5. No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by Epoch for the consummation of the transactions contemplated in, or the performance by Epoch of its obligations under, any Sub-Adviser Agreement, except such as (i) have been obtained under the Securities Act, the Investment Company Act or the Advisers Act, and (ii) may be required by the New York Stock Exchange (the “NYSE”) or under state securities or “blue sky” laws in connection with the purchase and distribution of the Common Shares by the Underwriters pursuant to the Underwriting Agreement.
6. The description of Epoch and its business and the statements attributable to Epoch in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material resects with the requirements of the Securities Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Pricing Prospectus and the Prospectus in light of the circumstances in which they were made) not misleading.
7. Except as otherwise disclosed, there is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of Epoch, threatened against or affecting Epoch of a nature required to be disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus or that could reasonably be expected to result in a material adverse effect upon Epoch.
8. The Registration Statement, at the Effective Time, and the Prospectus, as of the date thereof (in each case except the financial statements and schedules and other financial data included therein as to which we express no view), appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations of the Commission thereunder.
     In connection with the registration of the Common Shares, we have advised the Epoch as to the requirements of the Securities Act, the Investment Company Act and the applicable rules and regulations of the Commission thereunder and have rendered other legal advice and assistance to Epoch regarding the Registration Statement, the Disclosure

Schedule D-5

Package and the Prospectus. Rendering such assistance involved, among other things, discussions and inquiries concerning various legal and related subjects and reviews of certain corporate records, documents and proceedings. We also participated in conferences with representatives of the Fund and its impendent registered public accounting firm, John Hancock Advisers, Analytic and Epoch at which the contents of the Registration Statement, the Disclosure Package and the Prospectus and related matters were discussed. With your permission, we have not undertaken, except as otherwise indicated herein, to determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements in the Registration Statement, the Disclosure Package or the Prospectus. On the basis of the information which was developed in the course of the performance of the services referred to above, no information has come to our attention that would lead us to believe that the Registration Statement, at the Effective Time, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the date hereof, contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements in the Prospectus, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view), or that the Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except the financial statements, schedules and other financial data included therein, as to which we express no view).
     This opinion is based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any changes in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.
     This opinion is being furnished to you, as Managing Representative of the Underwriters, pursuant to the Underwriting Agreement, is solely for the benefit of the Underwriters, and may not be relied upon you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.
Very truly yours,
Greenberg Traurig LLP

Schedule D-6

SCHEDULE E
FORM OF OPINION OF [   ] REGARDING ANALYTIC
September [   ], 2007
UBS Securities LLC
As Managing Representative of the several
   Underwriters named in Schedule A to the
   Underwriting Agreement referred to below
299 Park Avenue
New York, New York 10171-0026

Re:	Issuance and Sale of [ ] Common Shares of Beneficial Interest, par value $0.01 per share, of John Hancock Tax-Advantaged Global Shareholder Yield Fund
     Ladies and Gentlemen:
          We have acted as special counsel to Analytic Investors, Inc., a California corporation (“Analytic”), in connection with the proposed issuance by John Hancock Tax-Advantaged Global Shareholder Yield Fund, a Massachusetts business trust (the “Fund”), of                      common shares of beneficial interest, with a par value of $0.01 per share (the “Common Shares”). This letter is furnished to you pursuant to Section 6(e) of the Underwriting Agreement, dated as of September [ ], 2007 (the “Underwriting Agreement”), among you, as managing representative (the “Managing Representative”) of the several Underwriters named therein (the “Underwriters”), John Hancock Advisers, LLC, a Delaware limited liability company (“John Hancock Advisers”), Epoch Investment Partners, Inc., a Delaware corporation (“Epoch”), Analytic and the Fund. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Underwriting Agreement.
     We have examined signed copies of the registration statement of the Fund on Form N-2 (File Nos. 333-142307 and 811-22056) under the Securities Act of 1933, and the rules and regulations thereunder, as amended (the “Securities Act”), and under the Investment Company Act of 1940, and the rules and regulations thereunder, as amended (the “Investment Company Act”), including all exhibits thereto, as filed with the Securities and Exchange Commission (the “Commission”) on April 23, 2007 (the “Original Registration Statement”), Pre-Effective Amendment No. 1 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on July 20, 2007 (“Pre-Effective Amendment No. 1”) [and Pre-Effective Amendment No. 2 to the Original Registration Statement, including all exhibits thereto, as filed with the Commission on                     , 2007] (“Pre-Effective Amendment No. 2” and, together with the Original Registration Statement and Pre-Effective Amendment No. 1, the “Registration Statement”); the Fund’s Notification of Registration on Form N-8A (File No. 811-22086) under the Investment Company Act, as filed with the Commission on April 23, 2007 (the “Notification of Registration”); the Fund’s Registration Statement on

Schedule E-1

Form 8-A under the Securities Exchange Act of 1934, and the rules and regulations thereunder, as amended (the “Exchange Act”), as filed with the Commission on July 6, 2007 (the “Exchange Act Registration Statement”); the Fund’s Agreement and Declaration of Trust, as amended and restated to the date hereof (the “Declaration of Trust”), on file in the offices of the Secretary of State of The Commonwealth of Massachusetts and the Clerk of the City of Boston; the By-laws of the Fund, as amended and restated to the date hereof (the “By-laws”); a copy of the preliminary Prospectus and the preliminary Statement of Additional Information of the Fund relating to the Common Shares, each dated                     , 2007, as filed with the Commission as part of Pre-Effective Amendment No. 1 on                     , 2007 (together, the “Preliminary Prospectus”); a copy of the final Prospectus and the final Statement of Additional Information of the Fund relating to the Common Shares, each dated September___, 2007, as filed with the Commission pursuant to Rule 497 under the Securities Act on September___, 2007 (together, the “Prospectus”); the Investment Advisory Agreement dated as of August___, 2007, between the Fund and John Hancock Advisers; and the Investment Sub-Advisory Agreement dated as of August___, 2007, between John Hancock Advisers and Analytic (the “Sub-Advisory Agreement); and the Underwriting Agreement.
     We have also examined and relied upon the original or copies of the documents delivered to the Underwriters by the Fund, John Hancock Advisers, Epoch and Analytic dated as of the date hereof pursuant to the Underwriting Agreement and such other documents, including the Certificate of Incorporation and the Articles of Incorporation of Analytic, the Underwriting Agreement, certificates of public officials and certificates of officers of John Hancock Advisers, Analytic and Epoch, as we have deemed necessary for purposes of rendering our opinions below. We have assumed the genuineness of the signatures on all documents examined by us, the authenticity of all documents submitted to us as originals and the conformity to the corresponding originals of all documents submitted to us as copies. We have also assumed (i) that the agreements referred to herein have been duly authorized, executed and delivered by all parties thereto other than Analytic, and that all such other parties have all requisite power and authority to effect the transactions contemplated by such agreements; and (ii) that each such agreement is the valid and binding obligation of each party thereto other than Analytic and is enforceable against all such other parties in accordance with its terms. We do not render any opinion as to the application of any federal or state law or regulation to the power, authority or competence of any party to the agreements other than Analytic.
     Our opinions set forth below are qualified to the extent that they may be subject to or affected by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws relating to or affecting the rights of creditors generally, (ii) statutory or decisional law concerning recourse by creditors to security in the absence of notice or hearing, (iii) duties and standards imposed on creditors and parties to contracts, including, without limitation, requirements of good faith, reasonableness and fair dealing, and (iv) general equitable principles. We express no opinion as to the availability of any equitable or specific remedy upon any breach of any of the agreements as to which we are opining herein, or any of the agreements, documents or obligations referred to therein, or to the successful assertion of any

Schedule E-2

equitable defenses inasmuch as the availability of such remedies or the success of any equitable defense may be subject to the discretion of a court. Without limiting the foregoing, with respect to our opinion in paragraph 7 below, (i) we note that a court may refuse to enforce, or may limit the application of, the Sub-Advisory Agreement or certain provisions thereof, as unconscionable or contrary to public policy, and (ii) we have assumed compliance by all parties with federal and state securities laws.
     We also express no opinion herein as to any provision of any agreement (a) which may be deemed to or construed to waive any right of Analytic, (b) to the effect that rights and remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy and does not preclude recourse to one or more other rights or remedies, (c) relating to the effect of invalidity or unenforceability of any provision of any agreement on the validity or enforceability of any provision thereof, (d) requiring the payment of penalties, consequential damages or liquidated damages, (e) which is in violation of public policy, including, without limitation any provision relating to non-competition and non-solicitation or relating to indemnification and contribution with respect to securities law matters, (f) purporting to indemnify any person against his, her or its own negligence or intentional misconduct, (g) which provides that the terms of any agreement may not be waived or modified except in writing, (h) relating to choice of law or consent to jurisdiction, (i) establishing particular courts as the forum for the adjudication of any controversy, establishing evidentiary standards or making determinations conclusive, (j) providing for arbitration of disputes or (k) that provides that failure to exercise, or any delay in exercising, rights or remedies available under such agreement will not operate as a waiver of any such right or remedy.
     Where statements in this opinion are qualified by the term “material” or “materially,” those statements involve judgments and opinions as to the materiality or lack of materiality of any matter to Analytic or its business, assets or financial condition that are entirely those of Analytic and its officers, after having been advised by us as to the legal effect and consequences of such matters. Such opinions and judgments are not known to us to be incorrect.
     Our opinions expressed in paragraph 1 below as to the valid existence and corporate good standing of Analytic are based solely on a certificate of legal existence issued by the Secretary of State of the State of California, a copy of which has been made available to your counsel, and our opinion with respect to this matter is rendered as of the date of such certificate and limited accordingly. We express no opinion as to the tax good standing of Analytic in any jurisdiction. In addition, for purposes of our opinion set forth in paragraph 1 below with respect to the power and authority of Analytic to own and lease its properties and conduct its business, we have relied upon certificates of officers of Analytic as to the states in which Analytic leases or owns real property or in which it conducts material operations. For purposes of paragraph 2 below, we have relied solely on the oral representation by a member of the Commission staff on the date hereof to the effect that Analytic is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Schedule E-3

     We express no opinion as to the laws of any jurisdiction other than the California Corporations Act statute and the federal laws of the United States of America. In rendering the opinion as to enforceability expressed in paragraph 7 below, we have limited the scope of our opinion to the conclusions that would be reached by a California court that had determined that the Sub-Advisory Agreement would be governed by, and construed in accordance with, the internal laws of the State of California. We express no opinion with respect to the securities or Blue Sky laws of any state of the United States, with respect to state or federal antifraud laws or with respect to the approval by the National Association of Securities Dealers, Inc. of the offering.
     Insofar as this opinion relates to factual matters, we have made inquiries to officers of the Fund, John Hancock Advisers, Analytic and Epoch to the extent we believe reasonable with respect to such matters and have relied upon representations made by the Fund, John Hancock Advisers, Analytic and Epoch in the Underwriting Agreement and representations (including oral representations) made to us by one or more officers of the Fund, John Hancock Advisers, Analytic or Epoch. We have not independently verified the accuracy of such representations. Where our opinion relates to our “knowledge,” that term means the actual knowledge of lawyers in this firm who have participated in our representation of Analytic. In respect of our opinions set forth in paragraphs 4, 5 and 6 below, we have not searched the dockets of any court, administrative body or other filing office in any jurisdiction.
     Based upon and subject to the foregoing, we are of the opinion that:
     1. Analytic is a validly existing corporation in good standing with the Secretary of State under the laws of the State of California, with corporate power and authority to own and lease its properties and conduct its business as described in the Prospectus and the Preliminary Prospectus and to enter into and perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement, and Analytic is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Underwriting Agreement and the Sub-Advisory Agreement.
     2. Analytic is registered as an investment adviser under the Advisers Act and is not prohibited by such Act or the rules and regulations thereunder or the Investment Company Act or the rules and regulations thereunder from acting under the Sub-Advisory Agreement as contemplated by the Prospectus and the Preliminary Prospectus.
     3. The Underwriting Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by Analytic.
     4. The execution and delivery by Analytic of the Underwriting Agreement and the Sub-Advisory Agreement did not violate the Articles of Incorporation or Bylaws of Analytic; and the performance by Analytic of its obligations under the Underwriting Agreement and the Sub-Advisory Agreement (i) does not and will not conflict with, nor

Schedule E-4

result in a breach of, the Articles of Incorporation or By-Laws of Analytic or any agreement or instrument known to us to which Analytic is a party or by which Analytic is bound (which conflict or breach, either individually or in the aggregate, would have a material adverse effect upon Analytic), and (ii) does not violate nor will it violate any federal statute, law or regulation or any judgment, injunction, order or decree of any federal or governmental agency or body that is applicable to Analytic and that is known to us, which violation would have a material adverse effect on the condition or business of Analytic.
     5. No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or securities association is required to be obtained by Analytic for the consummation of the transactions contemplated, or the performance by Analytic of its obligations under, the Sub-Advisory Agreement and the Underwriting Agreement, except such as (i) have been obtained under the Securities Act, the Investment Company Act, the Advisers Act or the Exchange Act and (ii) may be required by the New York Stock Exchange or the Financial Industry Regulatory Authority, Inc. or under state securities or Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters pursuant to the Underwriting Agreement.
     6. [Except as otherwise disclosed,] to our knowledge, there are no legal, governmental or court proceedings pending or threatened against Analytic or to which Analytic is a party, brought or to be brought before any court or governmental agency or body, domestic or foreign, that are likely to have a material adverse effect on the ability of Analytic to perform its obligations under the Sub-Advisory Agreement and that are required to be described in the Registration Statement or the Prospectus but are not described therein as required.
     7. Assuming due authorization, execution and delivery by the other parties thereto, the Sub-Advisory Agreement constitutes the legal, valid and binding obligation of Analytic enforceable in accordance with its terms (except we express no opinion as to the reasonableness or fairness of compensation paid under such agreement), subject as to enforcement to bankruptcy, insolvency, moratorium, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law), including without limitation specific performance regarding intellectual property rights.
     We have not independently verified the accuracy, completeness or fairness of the statements made or the information contained in the Registration Statement, the Prospectus or the Preliminary Prospectus and we are not passing upon and do not assume any responsibility therefor. We have participated in discussions with Analytic, in which the description of Analytic under the heading [“Management of the Fund”] in the Registration Statement, the Preliminary Prospectus and the Prospectus were discussed. There is no assurance that all material facts as to Analytic and its affairs were disclosed to us or that our familiarity with Analytic is such that we would have necessarily recognized the materiality of such facts as were disclosed to us, and we have to a large extent relied

Schedule E-5

upon statements of representatives of Analytic as to the materiality of the facts disclosed to us. Moreover, many of the determinations required to be made in the preparation of the Registrations Statement, the Prospectus and the Preliminary Prospectus involve matters of a non-legal nature. On the basis of information that we have gained in the course of our representation of Analytic in connection with the preparation of the Registration Statement, the Prospectus and the Preliminary Prospectus and our participation in the discussions referred to above, no facts have come to our attention that have led us to believe (i) that, as of the effective date of the Registration Statement, the description of Analytic under the heading “Management of the Fund—Analytic” and “Investment advisory and other services—Analytic” in the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (ii) that as of the date of the Preliminary Prospectus and the date hereof the description of Analytic under the heading “Management of the Fund—Analytic” in the Preliminary Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading, or (iii) that as of the date of the Prospectus and the date hereof, the description of Analytic under the heading “Management of the Fund—Analytic” in the Prospectus contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light, in each case, of the circumstances under which they were made, not misleading [(in each case in (i), (ii) and (iii) above, other than the financial statements and schedules, the notes thereto and any schedules and other financial data contained or incorporated by reference therein or omitted therefrom, as to which we express no opinion)].
     This letter and the opinions expressed herein are based upon currently existing statutes, rules, regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any changes in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein. Please note that we are opining only as to the matters expressly set forth herein, and no opinion should be inferred as to any other matters.
     This letter and the opinions expressed herein is being furnished to you, as Managing Representative of the Underwriters, pursuant to the Underwriting Agreement, is solely for the benefit of the Underwriters, and may not be relied upon you for any other purpose, or furnished to, quoted to or relied upon by any other party for any purpose, without our prior written consent.
Very truly yours,
Ropes & Gray LLP

Schedule E-6

SCHEDULE F
FORM OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LETTER
September [   ], 2007
John Hancock Tax-Advantaged Global Shareholder Yield Fund
and
UBS Securities LLC
As representative of the several underwriters
of the common shares of beneficial interest
of John Hancock Tax-Advantaged Global Shareholder Yield Fund
c/o UBS Securities LLC
299 Park Avenue
New York, NY 10171-0026

Ladies and Gentlemen:
We have audited the statement of assets and liabilities of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Fund”) as of [   ], 2007 and the related statement of operations for the period [   ], 2007 (date of organization) through [   ], 2007 (hereafter referred to as “financial statements”) all included in the registration statement on Form N-2 dated [   ], 2007, filed by the Fund under the Securities Act of 1933, as amended (File No. 333-142307) and under the Investment Company Act of 1940, as amended (File No. 811-22056) (together, the “Acts”); our report with respect thereto is also included in such registration statement. Such registration statement is herein referred to as the “Registration Statement.”
In connection with the Registration Statement:
1.	We are an independent registered public accounting firm with respect to the Fund within the meaning of the Acts and the applicable published rules and regulations thereunder adopted by the Securities and Exchange Commission (“SEC”) and the Public Company Accounting Oversight Board (United States) (“PCAOB”).
2.	In our opinion the financial statements audited by us and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Acts and the related rules and regulations adopted by the SEC.
3.	We have not audited any financial statements of the Fund as of any date or for any period subsequent to [ ], 2007. Therefore, we are unable to and do not express any opinion on the financial position or results of operations of the Fund as of any date or for any period subsequent to [ ], 2007.

Schedule F-1

4.	For purposes of this letter, we have read the certified resolutions of the meetings of the Board of Trustees for the period subsequent to [ ], 2007 through [ ], 2007; officials of the Fund having advised us that all certified resolutions of all such meetings through that date were set forth therein; officials of the Fund have represented that such certified resolutions reflect all substantive matters considered at such meeting.
The foregoing procedures do not constitute an audit performed in accordance with the standards of the PCAOB. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.
5.	Fund officials have advised us that no financial statements are available as of any date or for any period subsequent to [ ], 2007; accordingly, the procedures carried out by us with respect to changes in financial statement items after [ ], 2007 have, of necessity, been limited. We have inquired of certain officials of the Fund who have responsibility for financial and accounting matters as to whether as of [ ], 2007 there was any change in capital stock, net assets or liabilities of the Fund as compared with amounts shown on the [ ], 2007 statement of assets and liabilities included in the Registration Statement. On the basis of these inquiries, nothing came to our attention that caused us to believe that there was any such change as of [ ], 2007 in the capital stock or net assets except in all instances for changes which the Registration Statement discloses have occurred or may occur.
6.	Our audit of the statement of assets and liabilities and the related statement of operations for the period referred to in the introductory paragraph of this letter comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For none of the periods referred to therein, or any other period, did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts or summaries of selected transactions such as those enumerated above, and, accordingly, we express no opinion thereon.
7.	It should be understood that we make no representations regarding questions of legal interpretation or regarding the sufficiency for your purposes of the procedures enumerated in the preceding paragraph; also, such procedures would not necessarily reveal any material misstatement of the amounts or percentages listed above as set forth in the Registration Statement. Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statement and make no representations regarding the adequacy of disclosure or regarding whether any material facts have been omitted.
8.	This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted, or otherwise referred to within or without the underwriting group for any other purposes,

F-2

including but not limited to the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.
Yours very truly,
PricewaterhouseCoopers LLP

F-3